UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 21, 2024

Camden National Corporation
(Exact name of registrant as specified in its charter)

Maine	01-28190		01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

Two Elm Street	Camden	Maine	04843
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	CAC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Shareholders of the Company was held on May 21, 2024 at the Company’s Hanley Center, Fox Ridge Office Park, 245 Commercial Street, Rockport Maine and in a virtual format. At the Annual Meeting, there were present in person or by proxy 12,087,433 shares of the Company's common stock, representing approximately 83% of the total outstanding eligible votes. The Company’s shareholders voted on three proposals and cast their votes as described below.

1. Election of seven persons to the Board of Directors, each to serve a one year term and until each such director's successor is elected and qualified:

	For	Against	Abstain	Broker Non-Vote
Simon R. Griffiths	10,335,701	125,701	8,042	1,617,989
Rebecca K. Hatfield	10,389,903	71,097	8,444	1,617,989
S. Catherine Longley	10,381,248	83,166	5,030	1,617,989
Robert D. Merrill	10,314,989	143,428	11,027	1,617,989
Robin A. Sawyer, CPA	10,284,144	180,495	4,805	1,617,989
Carl J. Soderberg	10,199,047	261,764	8,633	1,617,989
Lawrence J. Sterrs	10,144,119	290,939	34,386	1,617,989
The majority of votes cast at the Annual Meeting voted to elect the seven named persons above to the Board of Directors for a term of one year.

2. Non-binding advisory vote on the compensation of the Company's named executive officers ("Say-on-Pay"):

For	Against	Abstain	Broker Non-Vote
10,044,330	326,031	99,083	1,617,989
The majority of votes cast at the Annual Meeting voted to approve the compensation of the Company's named executive officers.

3. Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024:

For	Against	Abstain
11,877,490	208,946	997
The majority of votes cast at the Annual Meeting voted to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024.

Item 9.01	Financial Statements and Exhibits.

(d)    The following exhibits are filed with this Report:

Exhibit No.	Description
101	Cover Page Interactive Data - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File - Included in Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2024

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ MICHAEL R. ARCHER
Michael R. Archer Chief Financial Officer and Principal Financial & Accounting Officer